ENVIRONMENTAL RECLAMATION PROVISION	12 Months Ended
Dec. 31, 2019
Environmental Reclamation Provision
ENVIRONMENTAL RECLAMATION PROVISION

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the exploration and development of a mineral property. As at December 31, 2019, the Company estimates that the fair value of the environmental reclamation provision for the Pickle Crow Gold Project is $2,355 (December 31, 2018 - $nil). The fair value of the liability was estimated based on management’s interpretation of current regulatory requirements and is recognized at the present value of such costs. The amount was recorded in the “Assaying, field supplies, and environmental” category in Mineral Properties per Note 6. The undiscounted balance of the estimated cash flows is $2,334 in 2019 dollars. The recorded amount has been measured using a risk free discount rate of 1.67% based on a Canadian government bond and an inflation rate of 2%. The cash outflows in respect of the provision are expected to occur over the next nine years.

	Current portion	Non-current portion	Total
Balance as at December 31, 2018	$-	$-	$-
Present value of environmental reclamation provision	716	1,639	2,355
Balance as at December 31, 2019	$716	$1,639	$2,355